THE BEAR STEARNS COMPANIES INC.

                                        SEGMENT DATA
                                         (UNAUDITED)

                                     Three Months Ended          %  Change From            Six Months Ended          % Change
                         ------------------------------------  -------------------------- ---------------------   ----------------
                            May 31,     May 31,   February 29,   May 31,   February 29,    May 31,    May 31,
                             2004        2003        2004         2003        2004          2004       2003
                           ----------   --------- -----------  ---------   -----------    ---------------------
                                       (In thousands)                                        (In thousands)
NET REVENUES
Capital Markets
   Institutional Equities   $ 252,004  $ 189,346   $ 297,400      33.1%      (15.3%)      $ 549,404   $ 465,807          17.9%
   Fixed Income               844,436    765,190     822,268      10.4%        2.7%       1,666,704   1,556,407           7.1%
   Investment Banking         254,872    223,439     253,179      14.1%        0.7%         508,051     411,203          23.6%
                          -----------   --------   ----------                            ----------  -----------
   Total Capital Markets    1,351,312   1,177,975   1,372,847     14.7%       (1.6%)      2,724,159   2,433,417          11.9%

Global Clearing Services      223,676    187,405     217,614      19.4%        2.8%         441,290     363,183          21.5%

Wealth Management
   Private Client Services(1) 117,272     91,142     110,897      28.7%        5.7%         228,169     175,295          30.2%
   Asset Management            59,244     33,263      41,890      78.1%       41.4%         101,134      64,695          56.3%
                           -----------  ----------  ----------                           -----------  ----------
   Total Wealth Management    176,516    124,405     152,787      41.9%       15.5%         329,303     239,990          37.2%

Other (2)                     (27,966)   (27,065)    (17,325)    (3.3%)      (61.4%)        (45,291)    (58,436)         22.5%
                           ------------ ----------   --------                            -----------  ----------

      Total net revenues  $ 1,723,538 $ 1,462,720  $1,725,923    17.8%        (0.1%)    $ 3,449,461 $ 2,978,154          15.8%
                            =========  ==========   ==========                           ===========  ==========

PRE-TAX INCOME

Capital Markets             $ 491,002   $ 483,971   $ 516,369    1.5%        (4.9%)     $ 1,007,371   $ 949,890           6.1%
Global Clearing Services       86,705      37,798      78,502  129.4%        10.4%          165,207      89,948          83.7%
Wealth Management              25,719       4,948      20,867  419.8%        23.3%           46,586      10,667         336.7%
Other (2)                     (91,950)    (98,587)    (84,760)   6.7%        (8.5%)         (176,710)  (197,176)         10.4%
                           ----------  ------------   --------                         -------------  -----------

      Total pre-tax income  $ 511,476   $ 428,130   $ 530,978   19.5%        (3.7%)      $ 1,042,454  $ 853,329          22.2%
                            ========== ============   ========                            ==========  ==========



(1) Private Client Services Detail:

      Gross Revenues, before transfer
         to Capital Markets Segment   $ 139,266    $ 115,033    $ 137,629    $ 276,895   $ 218,502
      Revenue transferred to Capital
            Markets segment             (21,994)     (23,891)     (26,732)     (48,726)    (43,207)
                                    ------------    ---------   ----------    ---------  ----------

          Private Client Services
                 net revenues         $ 117,272    $  91,142    $ 110,897    $ 228,169   $ 175,295
                                      =========    ==========   ==========   ==========  ==========


 (2)   Includes consolidation and elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the Capital Accumulation Plan for Senior
       Managing Directors ("CAP Plan").

Note: Certain reclassifications have been made to prior period amounts within the Wealth Management segment to conform to the current period's presentation.

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                                               THE BEAR STEARNS COMPANIES INC.
                                            CONSOLIDATED STATEMENTS OF INCOME
                                                     (UNAUDITED)


                                                  Three Months Ended                     % Change From
                                -----------------------------------------------  -------------------------------
                                         May 31,       May 31,      February 29,       May 31,    February 29,
                                          2004          2003           2004             2003         2004
                                ----------------------------------------------   ------------------------------
                                   (In thousands, except share and per share data)

    REVENUES
        Commissions                    $ 307,150     $ 267,682       $ 308,103          14.7%       (0.3%)
        Principal transactions           915,469       809,915         946,862          13.0%       (3.3%)
        Investment banking               261,564       212,550         260,410          23.1%        0.4%
        Interest and dividends           498,469       522,565         520,464         (4.6%)       (4.2%)
        Other income                      81,146        37,500          45,606         116.4%       77.9%
                                      ----------    -----------     -----------
           Total revenues              2,063,798     1,850,212       2,081,445          11.5%       (0.8%)
        Interest expense                 340,260       387,492         355,522         (12.2%)      (4.3%)
                                      -----------  -------------   -----------
        Revenues, net of
          interest expense             1,723,538     1,462,720       1,725,923          17.8%       (0.1%)
                                       ---------     ---------       ----------

    NON-INTEREST EXPENSES
        Employee compensation
         and benefits                   860,053       692,181          849,148          24.3%        1.3%
        Floor brokerage, exchange
         and clearance fees              59,647        47,540           56,900          25.5%        4.8%
        Communications and technology    88,321        90,744           93,828         (2.7%)       (5.9%)
        Occupancy                        34,768        33,088           33,615          5.1%         3.4%
        Advertising and market
         development                     29,315        27,507           25,901          6.6%        13.2%
        Professional fees                42,370        28,995           41,800         46.1%         1.4%
        Other expenses                   97,588       114,535           93,753        (14.8%)        4.1%
                                      ----------     --------          -------
        Total non-interest expenses   1,212,062     1,034,590        1,194,945         17.2%         1.4%
                                      ----------   -----------       -----------

        Income before provision
         for income taxes               511,476      428,130           530,978         19.5%       (3.7%)
        Provision for income taxes      163,673      147,719           169,913         10.8%       (3.7%)
                                       ---------  -----------        ---------
        Net income                    $ 347,803    $ 280,411         $ 361,065         24.0%       (3.7%)
                                      ----------  -----------        ----------

        Net income applicable to
           common shares              $ 340,609    $ 272,616         $ 353,646         24.9%       (3.7%)
                                      ==========  ===========        ===========

        Adjusted net income used
        for diluted earnings per
         share (1)                     $ 366,027   $ 299,533         $ 378,778         22.2%       (3.4%)
                                       ==========  ==========        ==========

        Basic earnings per share        $ 2.77       $ 2.27            $ 2.88          22.0%       (3.8%)
                                       ========    ==========        ==========
        Diluted earnings per share      $ 2.49       $ 2.05            $ 2.57          21.5%       (3.1%)
                                       ========    ==========        ==========

        Weighted average common shares outstanding:
                Basic                 129,071,295  128,711,363       129,118,964
                                      ===========  ===========       ===========
                Diluted               146,921,897  146,062,838       147,108,483
                                      ===========  ===========       ===========

        Cash dividends declared per
          common share                    $ 0.20      $ 0.17            $ 0.20
                                      ===========  ===========       ===========

    (1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP
          Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

                                                   THE BEAR STEARNS COMPANIES INC.
                                                  -------------------------------
                                                  CONSOLIDATED STATEMENTS OF INCOME
                                                              (UNAUDITED)


                                                         Six Months Ended                % Change From
                    --------------------------------------------------------------------------------------------------------
                                                      May 31,                 May 31,              May 31,
                                                       2004                    2003                 2003
                    ------------------------------------------------------------------------------------------
                                              (In thousands, except share and per share data)



         REVENUES
         Commissions                               $ 615,253                $ 509,597               20.7%
         Principal transactions                    1,862,331                1,778,379                4.7%
         Investment banking                          521,974                  380,133               37.3%
         Interest and dividends                    1,018,933                  956,724                6.5%
         Other income                                126,752                   63,294              100.3%
                                                 ------------              -----------
            Total revenues                         4,145,243                3,688,127               12.4%
         Interest expense                            695,782                  709,973               (2.0%)
                                                 ------------              -----------
            Revenues, net of interest expense      3,449,461                2,978,154               15.8%
                                                 -------------             ------------

     NON-INTEREST EXPENSES
         Employee compensation and benefits        1,709,201                1,450,070               17.9%
         Floor brokerage, exchange and
         clearance fees                              116,547                   92,220               26.4%
         Communications and technology               182,149                  183,484              (0.7%)
         Occupancy                                    68,383                   68,031                0.5%
         Advertising and market development           55,216                   52,717                4.7%
         Professional fees                            84,170                   57,448               46.5%
         Other expenses                              191,341                  220,855              (13.4%)
                                                   -----------               --------
            Total non-interest expenses            2,407,007                2,124,825               13.3%
                                                  -----------               ---------
         Income before provision for income taxes  1,042,454                  853,329               22.2%
         Provision for income taxes                  333,586                  298,665               11.7%
                                                   ----------               ---------
         Net income                                $ 708,868                $ 554,664               27.8%
                                                   ---------                ---------

         Net income applicable to common shares    $ 694,255               $ 538,878                28.8%
                                                    ========               ==========

         Adjusted net income used for
         diluted earnings per share (1)            $ 744,805               $ 593,290                25.5%
                                                    =========              =========

         Basic earnings per share                    $ 5.65                 $ 4.48                  26.1%
                                                    ========              =========
         Diluted earnings per share                  $ 5.07                 $ 4.05                  25.2%
                                                    ========              =========
         Weighted average common shares outstanding:
                 Basic                            129,029,761            129,240,413
                                                 ============           ============
                 Diluted                          146,945,015            146,608,993
                                                 ============           ============

         Cash dividends declared per common share    $ 0.40                 $ 0.34
                                                 ============           ============

(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

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                         THE BEAR STEARNS COMPANIES INC.
                         SELECTED FINANCIAL INFORMATION
                                   (UNAUDITED)


                                                                         Three Months Ended
                      -------------------------------------------------------------------------------------------------------------
                                      May 31,       February 29,       November 30,       August 31,       May 31,     February 28,
                                       2004            2004               2003              2003            2003           2003
                            -------------------------------------------------------------------------------------------------------
                                       (In thousands, except common share data and other data)


Results
Revenues, net of interest expense    $ 1,723,538     $ 1,725,923       $ 1,531,277       $ 1,485,060     $ 1,462,720    $ 1,515,434
Net income                             $ 347,803       $ 361,065         $ 288,327         $ 313,415       $ 280,411      $ 274,253
Net income applicable to common shares $ 340,609       $ 353,646         $ 280,533         $ 305,621       $ 272,616      $ 266,261
Adjusted net income used for diluted
earnings per share (1)                 $ 366,027       $ 378,778         $ 308,521         $ 334,180       $ 299,533      $ 293,756

Financial Position
Stockholders' equity, at period end  $ 8,006,834     $ 7,817,777       $ 7,470,088       $ 6,875,668     $ 6,714,397    $ 6,529,628
Total stockholders' equity and trust
     issued preferred
    securities, at period end (2)    $ 8,006,834     $ 7,817,777       $ 8,032,588       $ 7,438,168     $ 7,276,897    $ 7,092,128
Total capital, at period end        $ 39,973,413    $ 39,970,906      $ 37,463,053      $ 34,438,022    $ 33,520,967   $ 31,987,917

Common Share Data
Basic earnings per share                  $ 2.77          $ 2.88            $ 2.43            $ 2.54         $ 2.27          $ 2.21
Diluted earnings per share                $ 2.49          $ 2.57            $ 2.19            $ 2.30         $ 2.05          $ 2.00
Book value per common share, at period
        end                              $ 53.38         $ 51.19           $ 48.69           $ 45.46        $ 43.52         $ 41.64
Weighted average common shares outstanding:
     Basic                           129,071,295     129,118,964       124,090,961       128,681,694    128,711,363     129,773,603
     Diluted                         146,921,897     147,108,483       140,876,365       145,599,540    146,062,838     147,029,224
Common shares outstanding, at
        period end (3)               144,285,667     144,320,701       142,369,836       146,662,752    146,915,258     146,659,224

Financial Ratios
Return on average common
equity (annualized)                        19.6%           21.3%            19.6%             21.3%         19.7%           19.9%
Adjusted pre-tax profit margin (4)         32.3%           33.3%            31.7%             35.8%         32.4%           31.2%
Pre-tax profit margin (5)                  29.7%           30.8%            28.5%             32.5%         29.3%           28.1%
After-tax profit margin (6)                20.2%           20.9%            18.8%             21.1%         19.2%           18.1%
Compensation & benefits / Revenues,
 net of interest expense                   49.9%           49.2%            48.9%             45.9%         47.3%           50.0%

Other Data (in billions, except employees)
Margin debt balances, at period end       $ 44.4          $ 47.9           $ 45.7            $ 41.6        $ 44.1          $ 38.1
Margin debt balances, average for period  $ 46.7          $ 46.6           $ 42.2            $ 43.3        $ 39.5          $ 36.3
Customer short balances, at period end    $ 74.9          $ 77.0           $ 72.6            $ 66.3        $ 66.2          $ 56.5
Customer short balances, average
for period                                $ 77.2          $ 74.3           $ 70.1            $ 68.0        $ 62.0          $ 57.0
Stock borrowed, at period end             $ 53.6          $ 57.0           $ 54.3            $ 52.1        $ 48.6          $ 41.7
Stock borrowed, average for period        $ 58.7          $ 58.5           $ 57.4            $ 54.2        $ 47.9          $ 45.1
Free credit balances, at period end       $ 28.8          $ 26.1           $ 24.9            $ 22.0        $ 20.4          $ 18.7
Free credit balances, average for period  $ 28.1          $ 26.5           $ 22.9            $ 21.2        $ 19.3          $ 18.9
Assets under management, at period end    $ 27.3          $ 29.1           $ 27.1            $ 25.7        $ 24.4          $ 23.3
Employees, at period end                  10,469          10,431           10,532            10,515        10,472          10,506


(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock.
      For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.
(2)   In accordance with FASB Interpretation ("FIN") No. 46 (R), a revision of
      FIN No. 46, "Consolidation of Variable Interest Entities - an
      Interpretation of ARB No. 51," the company has deconsolidated Bear Stearns
      Capital Trust III, which had issued $262.5 million of Preferred Securities as of May 31, 2004 and February 29, 2004. As a result, $262.5 million in junior subordinated deferrable interest debentures issued by the company to Bear Stearns Capital Trust III is included in long-term borrowings in the consolidated statement of financial condition as of May 31, 2004 and February 29, 2004.
(3) Represents shares used to calculate book value per common share. Common shares outstanding include units issued under certain stock compensation plans which will be distributed as shares of common stock.
(4) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.
(5) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.
(6)   Represents the ratio of net income to revenues, net of interest expense.

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